                                  EXHIBIT 99.3

                          Unaudited Analyst Information

                           UNION PLANTERS CORPORATION
        ANALYST INFORMATION (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
UNAUDITED                       DECEMBER 31, 2000

                                                                 THREE                TWELVE
INCOME STATEMENT                                                 MONTHS               MONTHS
----------------                                                 -------             ---------
INTEREST INCOME (TE)                                             659,687             2,563,350

INTEREST EXPENSE                                                 349,862             1,296,538

NET INTEREST INCOME (TE)                                         309,825             1,266,812

LOAN LOSS PROVISION                                               20,121                77,062

NONINTEREST INCOME

  INVESTMENT SECURITIES GAINS (LOSSES)                               304                   381

  TRADING ACCOUNT                                                  1,623                 5,937

  FOREIGN EXCHANGE                                                    (A)                   (A)

  TRUST REVENUE                                                    7,120                26,395

  BANK CARD INCOME                                                 9,914                37,047

  MORTGAGE BANKING REVENUE                                        29,424               103,987

  SERVICE CHARGES ON DEPOSITS                                     47,886               182,035

  FACTORING COMMISSIONS                                            8,057                31,205

  INSURANCE COMMISSIONS                                            4,731                17,808

  ANNUITY SALES INCOME                                             1,861                12,016

  BROKERAGE FEE INCOME                                             3,823                17,920

  ATM TRANSACTION FEES                                             7,155                28,616

  GAIN ON SALE OF BRANCHES AND OTHER
     SELECTED ASSETS                                                 105                 2,830

  GAIN ON SECURITIZATION AND SALE OF LOANS                             0                 2,764

  GAIN ON  SALE OF LOANS                                           1,051                 3,744

  REVERSION OF PENSION PLAN ASSETS
      OF AN ACQUIRED ENTITY                                            0                 4,762

  OTHER INCOME                                                    22,934                81,955

    TOTAL NONINTEREST INCOME                                     145,988               559,402

NONINTEREST EXPENSE

  SALARIES AND BENEFITS                                          118,366               496,983

  SETTLEMENT OF EXECUTIVE CONTRACTUAL
     OBLIGATIONS                                                       0                11,456
                                                              ----------             ---------

          TOTAL STAFF EXPENSE                                    118,366               508,439

  OCCUPANCY EXPENSE                                               22,569                93,054

  EQUIPMENT EXPENSE                                               21,360                84,668

  GOODWILL AND OTHER INTANGIBLES AMORT.                           16,241                64,101

  AMORTIZATION OF MORTGAGE SERV. RIGHTS                            5,333                19,903

  CHARITABLE FOUNDATION CONTRIBUTION                                 446                   446

  OTHER EXPENSES                                                  91,865               332,229

    TOTAL NONINTEREST EXPENSE                                    276,180             1,102,840

EARNINGS BEFORE TAXES (TE)                                       159,512               646,312

TAX-EQUIVALENT ADJUSTMENT                                          8,819                35,696

REPORTED EARNINGS BEFORE TAXES                                   150,693               610,616

TAXES                                                             47,186               201,306

NET INCOME                                                       103,507               409,310


-----------------------------------
OPERATING EARNINGS (B)                                           102,951               407,719
  PER SHARE
   BASIC                                                             .76                  3.00
   DILUTED                                                           .76                  2.98

CASH OPERATING EARNINGS (C)                                      116,640               461,557
  PER SHARE
   BASIC                                                             .86                  3.40
   DILUTED                                                           .86                  3.38
  RETURN ON AVERAGE ASSETS                                          1.36                  1.36
  RETURN ON AVERAGE COMMON EQUITY                                  16.59                 16.50
  RETURN ON AVERAGE TANGIBLE ASSETS                                 1.40                  1.40
  RETURN ON AVERAGE TANGIBLE COMMON EQUITY                         25.31                 25.26


                                                                  THREE                TWELVE
  PER SHARE DATA                                                  MONTHS               MONTHS
 ----------------------------------------------                  -------             ---------
 NET EARNINGS
   BASIC                                                             .77                  3.02
   DILUTED                                                           .76                  3.00

 COMMON DIVIDEND PER SHARE                                           .50                  2.00

 EOP COMMON BOOK VALUE                                                                   21.53

 EOP COMMON TANGIBLE BOOK VALUE (D)                                                      14.46

 HIGH COMMON STOCK PRICE                                           36.58                 37.25

 LOW COMMON STOCK PRICE                                            29.44                 25.63


 CREDIT QUALITY DATA

 NONACCRUAL LOANS                                                                      133,269

 RENEGOTIATED LOANS                                                                      1,512

 ORE, NET                                                                               40,366

 FORECLOSED PROPERTY                                                                     2,770

   TOTAL NONPERFORMING ASSETS                                                          177,917

 LOANS 90 DAYS PAST DUE                                                                 96,662

 FHA/VA  GOVERNMENT INSURED/GUARANTEED LOANS
                  NONACCRUAL                                                             3,615
                  LOANS 90 DAYS PAST DUE                                               121,303

 GROSS CHARGE-OFFS                                                35,219               131,381

 RECOVERIES                                                       10,214                49,463

   NET CHARGE-OFFS                                                25,005                81,918

 DECREASE DUE TO SALE OF LOANS                                       117                 1,992

 INCREASE IN ALLOWANCE DUE TO ACQUISTIONS                              0                     0

 SHARE INFORMATION

 EOP SHARES OUTSTANDING (IN THOUSANDS)                                                 134,735

 EOP SERIES E PREFERRED SHARES OUTSTANDING                                                 788

 EOP SHARES OUTSTANDING ASSUMING
   CONVERSION OF CONVERTIBLE PREFERRED STOCK                                           135,719


 WEIGHTED AVERAGE SHARES OUTSTANDING
   BASIC                                                         134,675               135,171
   DILUTED                                                       136,163               136,656

 COMMON DIVIDENDS                                                 67,370               271,091

 PREFERRED DIVIDENDS - SERIES E CONVERTIBLE                          394                 1,607

 DATE OF LAST CASH DIVIDEND INCREASE (QUARTERLY                                        1-15-98
   DIVIDEND WAS INCREASED TO $.50 PER SHARE)

 PARENT COMPANY DATA

 PARENT COMPANY GOODWILL                                                                     0

 PARENT COMPANY EQUITY INVESTMENT IN SUBS                                            3,008,165




                           UNION PLANTERS CORPORATION
        ANALYST INFORMATION (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
UNAUDITED                     DECEMBER 31, 2000

                                                                  THREE                  TWELVE
AVERAGE BALANCE SHEET DATA                                        MONTHS                 MONTHS
------------------------------------------                      ----------             ----------
TOTAL LOANS AND LEASES EXCLUDING FHA/VA
  GOVERNMENT-INSURED/GUARANTEED LOANS (E)                       23,666,425             22,882,031

FHA/VA GOVERNMENT-INSURED/GUARANTEED LOANS                         294,982                334,172

TOTAL SECURITIES                                                 6,941,450              7,266,351

OTHER EARNING ASSETS                                               291,693                328,312

  TOTAL EARNING ASSETS                                          31,194,550             30,810,866

RESERVE FOR LOANS AND LEASES                                       337,144                345,245

GOODWILL AND OTHER INTANGIBLES                                     960,852                966,718

TOTAL ASSETS                                                    34,200,410             33,882,405

MONEY MARKET ACCOUNTS                                            3,810,655              3,836,818

INTEREST-BEARING CHECKING                                        3,100,911              3,238,841

SAVINGS DEPOSITS                                                 1,360,197              1,465,482

OTHER CONSUMER TIME                                              8,290,265              8,330,353

CD'S > $100,000                                                  2,469,329              2,330,670

SHORT-TERM BORROWINGS (F)                                        6,107,673              5,878,084

INTERMEDIATE AND LONG-
  TERM BORROWINGS (G)                                            1,582,732              1,325,319

  TOTAL INTEREST-BEARING LIABILITIES                            26,721,762             26,405,567

DEMAND DEPOSITS                                                  3,957,042              4,009,843

CONVERTIBLE PREFERRED EQUITY                                        19,836                 20,241

COMMON EQUITY                                                    2,787,969              2,787,431

  TOTAL EQUITY                                                   2,807,805              2,807,672

OTHER INFORMATION
-----------------
TAX (BENEFIT) APPLICABLE TO SEC.
  TRANSACTIONS                                                         118                    148

ROA                                                                   1.20                   1.21

ROE                                                                  14.71                  14.63

NUMBER OF BANKING SUBSIDIARIES                                                                  3

DOMESTIC BANK BRANCHES                                                                        847
  (FULL SERVICE AND LIMITED SERVICE)

NUMBER OF ATM LOCATIONS                                                                     1,065

EMPLOYEES (FTE)                                                                            12,444

FORECLOSED PROPERTY EXPENSE                                          2,193                  6,325

FORECLOSED PROPERTY INCOME                                           1,496                  6,288


                                                                    CURRENT              TWELVE
 PERIOD END BALANCE SHEET                                           QUARTER              MONTHS
 ----------------------------------------                           --------           ----------
 TOTAL LOANS AND LEASES EXCLUDING FHA/VA
   GOVERNMENT-INSURED/GUARANTEED
   LOANS (E)                                                                           23,673,951
 FHA/VA GOVERNMENT INSURED/
        GUARANTEED LOANS                                                                  283,543

 RESERVE FOR LOANS AND LEASES                                                             335,452

 AVAILABLE FOR SALE INVESTMENT SECURITIES
   AMORTIZED COST                                                                       6,849,457
   FAIR VALUE                                                                           6,843,670

 EARNING ASSETS                                                                        31,572,058

 ASSETS                                                                                34,720,718

 GOODWILL                                                                                 793,831

 PURCHASED CREDIT CARD RELATIONSHIPS                                                            0

 OTHER INTANGIBLES (H)                                                                    158,558

   TOTAL INTANGIBLES                                                                      952,389

 MORTGAGE SERVICING RIGHTS                                                                123,940

 FOREIGN LOANS                                                                                 (A)

 DEMAND DEPOSITS                                                                        4,064,298

 CD'S > $100,000                                                                        2,453,621

 TOTAL DEPOSITS                                                                        23,113,383

 SHORT-TERM BORROWINGS (F)                                                              6,086,896

 LONG-TERM DEBT

    SUBORDINATED DEBT-PARENT COMPANY                                                      174,066

    SUBORDINATED DEBT-SUBSIDIARY BANK (J)                                                 300,869

    TRUST PREFERRED SECURITIES (TruPS)                                                    199,080

    ASSET BACKED CERTIFICATES                                                             100,000

    SENIOR NOTES (J)                                                                       60,000

    FEDERAL HOME LOAN BANK ADVANCES (J)                                                 1,101,619

    OTHER                                                                                   3,337

 MINORITY INTERESTS                                                                         3,188

 CONVERTIBLE PREFERRED EQUITY                                                              19,691

 COMMON EQUITY                                                                          2,900,363

   TOTAL EQUITY                                                                         2,920,054

 UNREALIZED LOSS - NET OF TAX (FAS115)                                                     (3,841)


 CAPITAL ADEQUACY
 ----------------
TIER I CAPITAL                                                                         2,175,573

 TIER II CAPITAL                                                                               (I)

 RISK-ADJUSTED ASSETS                                                                          (I)

 LEVERAGE RATIO                                                                              6.53


UNION PLANTERS CORPORATION
ANALYST INFORMATION
DECEMBER 31, 2000

NOTES
--------------------------------------------------------------------------------

(A)      NOT PRESENTED DUE TO IMMATERIALITY.

(B)      EARNINGS BEFORE NONOPERATING ITEMS, NET OF TAXES.

(C) EARNINGS BEFORE GOODWILL AND OTHER INTANGIBLES AMORTIZATION, AND NONOPERATING ITEMS, NET OF TAXES.

(D) CALCULATED DEDUCTING GOODWILL AND ALL OTHER INTANGIBLES. DOES NOT DEDUCT MORTGAGE SERVICING RIGHTS.

(E) AMOUNTS SHOWN FOR AVERAGE LOANS ARE NET OF UNEARNED AND GROSS OF RESERVE AND INCLUDE LOANS HELD FOR RESALE. AMOUNTS SHOWN FOR PERIOD END LOANS ARE NET OF UNEARNED AND GROSS OF RESERVE BUT DO NOT INCLUDE LOANS HELD FOR RESALE.

(F)      INCLUDES THE FOLLOWING:

                                                                                                   AVERAGE BALANCE
                                                            PERIOD END              --------------------------------------------
                                                             BALANCE                  THREE MONTHS               TWELVE MONTHS
                                                            12/31/2000               ENDED 12/31/200           ENDED 12/31/2000
                                                          -------------             ----------------          ------------------
          FEDERAL FUNDS PURCHASED                          $ 1,813,639                 $ 2,039,559               $ 1,429,780
          SECURITIES SOLD UNDER AGREEMENTS
            TO REPURCHASE                                    1,869,186                   1,544,372                 1,477,370
          SHORT-TERM FEDERAL HOME LOAN BANK ADVANCES         2,400,000                   2,463,043                 2,719,331
          SHORT-TERM SENIOR NOTES                                    0                      56,522                   250,273
          OTHER                                                  4,071                       4,177                     1,330
                                                           -----------                 -----------               -----------
                                                           $ 6,086,896                 $ 6,107,673               $ 5,878,084
                                                           ===========                 ===========               ===========

(G)      INCLUDES THE FOLLOWING:

                                                                                AVERAGE BALANCE
                                                                  --------------------------------------------
                                                                  THREE MONTHS ENDED       TWELVE MONTHS ENDED
                                                                   DECEMBER 31, 2000        DECEMBER 31, 2000
                                                                  ------------------       -------------------
          FEDERAL HOME LOAN BANK ADVANCES*                           $   742,716                $   446,964
          SUBORDINATED DEBT-PARENT COMPANY                               174,053                    174,172
          MEDIUM-TERM SENIOR NOTES                                        60,000                     60,000
          TRUST PREFERRED SECURITIES (TRuPS)                             199,075                    199,062
          ASSET BASED CERTIFICATES                                       102,273                    138,540
          SUBORDINATED DEBT-SUBSIDIARY BANK                              300,891                    300,961
          OTHER LONG-TERM DEBT                                             3,724                      5,620
                                                                     -----------                -----------
                                                                     $ 1,582,732                $ 1,325,319
                                                                     ===========                ===========


          * ORIGINAL MATURITY GREATER THAN ONE YEAR


(H)      OTHER INTANGIBLES ARE PRIMARILY CORE DEPOSIT PREMIUMS

(I)      AVAILABLE 45 DAYS AFTER QUARTER END.

(J)      OBLIGATIONS OF SUBSIDIARY BANKS.

(K) ON APRIL 26, 2000, UNION PLANTERS ACQUIRED STRATEGIC OUTSOURCING, INC. FOR APPROXIMATELY $45 MILLION IN CASH. THE TRANSACTION WAS ACCOUNTED FOR AS A PURCHASE. TOTAL ASSETS OF SOI AT DATE OF ACQUISITION WERE APPROXIMATELY $65.5 MILLION.

TE       = TAXABLE-EQUIVALENT

FTE      = FULL-TIME EQUIVALENT

A BALANCE SHEET, INCOME STATEMENT, AND OTHER SUPPLEMENTAL DATA MAY BE VIEWED ON OUR WEB SITE AT WWW.UNIONPLANTERS.COM/PAGES/UPFINANCIALS/. THEN, CLICK ON THE 'FINANCIAL REPORTS" BUTTON.